SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION (SAIs)
                                      OF
                    EVERGREEN GLOBAL AND INTERNATIONAL FUNDS
                             EVERGREEN SECTOR FUNDS

         On May 31, 2002, shareholders of each of Evergreen Precious Metals Fund and Evergreen Utility and Telecommunications Fund approved a proposal to change the fundamental investment classification of each Fund from diversified to non-diversified. Therefore, sections of each Fund's SAI is revised as follows:

         Precious Metals Fund

         The section entitled "Diversification" under "INVESTMENT POLICIES" of the SAI Part 1 for the Evergreen Global and International Funds is revised as follows:

         Each Fund (except Precious Metals Fund) may not make any investment that is inconsistent with its classification as a diversified company under the 1940 Act.

         Precious Metals Fund is a non-diversified company as defined in the 1940 Act.

         Utility and Telecommunications Fund

         The section entitled "Diversification" under "INVESTMENT POLICIES" of the SAI Part 1 for the Evergreen Sector Funds is replaced with the following:

         Each Fund is a non-diversified company as defined in the 1940 Act.

May 31, 2002                                                       561984 (5/02)